Exhibit 10.30

AMENDMENT NO. 5
TO
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is dated as of October 18, 2018 (the “Amendment Effective Date”), by and among:

(a)                                 KapStone Receivables, LLC, a Delaware limited liability company (the “Seller”),

(b)                                 KapStone Paper and Packaging Corporation, a Delaware corporation (“KapStone Paper”), as initial Servicer (the “Servicer”),

(c)                                  Wells Fargo Bank, N.A. (“Wells” or a “Purchaser”),

(d)                                 PNC Bank, National Association (“PNC” or a “Purchaser”),

(e)                                  Sumitomo Mitsui Banking Corporation, New York Branch (“SMBC” or a “Purchaser”),

(f)                                   Coöperatieve Rabobank, U.A. (“Rabobank” or a “Purchaser”), New York Branch, and

(g)                                  Wells Fargo Bank, N.A., in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Purchase Agreement defined below.

W I T N E S S E T H:

WHEREAS, the Seller, the Servicer, the Purchasers and the Administrative Agent have entered into that certain Receivables Purchase Agreement dated as of September 26, 2014 (as amended, modified or restated from time to time, the “Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend the Purchase Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.                            Amendments to the Purchase Agreement.   Effective as of the Amendment Effective Date, the definitions in Exhibit I to the Purchase Agreement of the defined terms listed below are hereby amended and restated in their entirety to read as follows:

“Monthly Payment Date” means the 22nd day of each month after the Effective Date (or, if any such day is not a Business Day, the next succeeding Business Day thereafter).

“Monthly Reporting Date” means the 20th day of each month after the Effective Date (or, if any such day is not a Business Day, the next succeeding Business Day thereafter).

SECTION 2.                            Effect of Amendments.  Except as specifically amended hereby, the Purchase Agreement and all exhibits and schedules attached thereto shall remain in full force and effect.  This Amendment shall not constitute a novation of the Purchase Agreement, but shall constitute an amendment to the Purchase Agreement and the exhibits attached thereto to the extent set forth herein.

SECTION 3.                            [Reserved].

SECTION 4.                            Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

SECTION 5.                            Effectiveness. This Amendment shall become effective on the Amendment Effective Date subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

1.                                      The Administrative Agent shall have received (a) executed counterparts of this Amendment, duly executed by the parties hereto, and (b) executed counterparts of Amendment No. 1 to Amended and Restated Fee Letter of even date herewith, duly executed by each of the parties thereto; and

2.                                      Each of the representations and warranties contained in Article III of the Purchase Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold.

SECTION 6.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than section 5-1401 of the New York General Obligations law).

SECTION 7.                            Execution in Counterparts; Severability.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have hereunder set their hands as of the date first above written.

KAPSTONE RECEIVABLES, LLC, AS SELLER

By:	/s/ Andrea Tarbox
Name:	Andrea Tarbox
Title:	Treasurer

KAPSTONE PAPER AND PACKAGING CORPORATION, AS THE SERVICER

By:	/s/ Andrea Tarbox
Name:	Andrea Tarbox
Title:	Chief Financial Officer

WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND A PURCHASER

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Director

PNC BANK, NATIONAL ASSOCIATION,
AS A PURCHASER

By:	Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH,
AS A PURCHASER

By:	/s Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, AS A PURCHASER

By:	/s/Christopher Lew
Name:	Christopher Lew
Title:	Executive Director

By:	/s/Thomas McNamara
Name:	Thomas McNamara
Title:	Executive Director